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                                                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-68917) of our report dated October 22, 1999 relating to the financial statements and financial statement schedules, which appears in hi/fn, inc.'s Annual Report on Form 10-K for the year ended September 30, 1999.

PricewaterhouseCoopers LLP

San Jose, California
December 30, 1999